SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 1997

              Integrated Resources High Equity Partners, Series 85,
                        A California Limited Partnership
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               (Exact Name of Registrant as Specified in Charter)



     California                             0-14438             13-3239107
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(State or Other Jurisdiction             (Commission         (IRS Employer
    of Incorporation)                    File Number)        Identification No.)



       411 West Putnam Avenue
      Greenwich, Connecticut                              06830
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(Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (203) 862-7000

         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On January 14, 1997, the Superior Court of California, County of Los Angeles, issued an order denying final approval of the proposed settlement of Mark Erwin, Trustee et al v. Resources High Equity, Inc. (the "HEP Action"). The HEP Action is a class action litigation that commenced in 1993 and involves claims asserted on behalf of the limited partners of the Partnership and two other publicly traded limited partnerships, High Equity Partners L.P. - Series 86 and High Equity Partners L.P. - Series 88, as well as against Resources High Equity, Inc., Resources Capital Corp. and Integrated Resources Equity Corporation, three subsidiaries of Presidio Capital Corp. that were formerly indirect subsidiaries of Integrated Resources, Inc. ("Integrated"), together with a number of other defendants, including certain former officers of Integrated.

         The litigation and the proposed settlement are described in detail in the Partnership's 1995 Form 10-K and its Form 10-Q for the quarter ended September 30, 1996.

         The Partnership is considering the appropriate course of action in light of this development.


                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGRATED RESOURCES HIGH EQUITY PARTNERS,
                                     SERIES 85, A CALIFORNIA LIMITED PARTNERSHIP


                                     By:  RESOURCES HIGH EQUITY, INC.


                                     By:  /s/ Joseph M. Jacobs
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                                              Joseph M. Jacobs
                                              President

Dated:  January 31, 1997